Virtus Stone Harbor Emerging Markets Debt Fund and

Virtus Stone Harbor Emerging Markets Corporate Debt Fund

(each a “Fund” and together the “Funds”),

each a Series of Virtus Opportunities Trust

Supplement dated November 21, 2022, to the Funds’ Summary Prospectuses, the Virtus Opportunities Trust
Statutory Prospectus pertaining to the Funds, and the Statement of Additional Information (“SAI”),

each dated September 28, 2022, as supplemented

Important Notice to Investors

Effective January 30, 2023, the name of the Virtus Stone Harbor Emerging Markets Debt Fund will be changed to Virtus Stone Harbor Emerging Markets Debt Income Fund and the name of the Virtus Stone Harbor Emerging Markets Corporate Debt Fund will be changed to Virtus Stone Harbor Emerging Markets Bond Fund.

There will be no changes to the principal investment strategies for the Funds as a result of these name changes.

All other disclosure concerning the Funds, including investment objectives, fees, expenses and portfolio management remains unchanged.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/EMDebt-EMCorpDebt Name Change (11/2022)